SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest event reported)     MARCH 9, 2005
                                                               -----------------

                                 I/OMAGIC CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                000-27267            88-0290623
 ----------------------------     ---------            ----------
 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                    4 MARCONI, IRVINE, CALIFORNIA 92618
               -----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

Registrant's  telephone  number,  including  area  code    (949)  707-4800
                                                           ---------------

                                    NOT APPLICABLE
          ---------------------------------------------------------------------
          (Former  name  or  former  address,  if  changed  since  last  report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written  communications  pursuant to Rule 425 under the Securities Act
         (17  CFR  230.425)

    [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR  240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On March 9, 2005, the Company entered into a Loan and Security Agreement for an asset-based line of credit with GMAC Commercial Finance LLC ("GMAC"). The line of credit allows the Company to borrow up to a maximum of $10.0 million. The line of credit expires on March 9, 2008 and is secured by substantially all of the Company's assets. The line of credit allows for a sublimit of $2.0 million for outstanding letters of credit. Advances on the line of credit bear interest at the floating commercial loan rate initially equal to the prime rate plus 0.75%. The prime rate as of March 9, 2005 was 5.50%. The Company also has the option to use the LIBOR rate plus an initial amount of 3.50%.

These rates are applicable if the average amount available for borrowing for the prior six month period is between $1.0 million and $3.5 million. If the average amount available for borrowing is less than $1.0 million, then the rates applicable to all amounts borrowed increase by 0.25%. If the average amount available for borrowing is greater than $3.5 million, then the rates applicable to all amounts borrowed decrease by 0.25%. For the unused portion of the line, the Company is to pay on a monthly basis, an unused line fee in the amount of 0.25% of the average unused portion of the line for the preceding month.

The above description of the line of credit is qualified in its entirety by the terms of the Loan and Security Agreement (the "Loan Agreement") attached as
Exhibit 10.1 of this Report. The obligations of the Company under the Loan Agreement are secured by substantially all of the Company's assets and guaranteed by the Company's wholly-owned subsidiary, IOM Holdings, Inc., (the
"Subsidiary"). The obligations of the Company and the guarantee obligations of its Subsidiary are secured pursuant to a Pledge and Security Agreement executed by the Company, a Collateral Assignment Agreement executed by the Company, a Guaranty Agreement executed by its Subsidiary, a General Security Agreement executed by its Subsidiary, an Intellectual Property Security Agreement and Collateral Assignment executed by the Company, and an Intellectual Property Security Agreement and Collateral Assignment executed by its Subsidiary, (collectively, the "Security Agreements"). The descriptions of the Security Agreements are qualified in their entirety by the Security Agreements, attached as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, of this Report.

The new credit facility has initially been used to pay off the Company's outstanding balance with United National Bank as of March 10, 2005, which balance was $3,809,320, and was also used to pay $25,000 of the Company's closing fees for the GMAC line of credit. The line of credit will be used for general operations.

ITEM  1.02.     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

In connection with the entry into the Loan Agreement described under Item 1.01 above, effective March 10, 2005, the Company borrowed $3,809,320 under the new credit facility to pay off the outstanding balance on its credit facility with United National Bank, which expired on March 11, 2005.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item  1.01  above  is  incorporated  herein  by  reference.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
             -----------------------------------------------
             Not  applicable.

     (b)     Pro  Forma  Financial  Information.
             ----------------------------------
             Not  applicable.

     (c)     Exhibits.
             --------
             Number     Description
             ------     -----------
              10.1      Loan  and  Security Agreement entered into between the
                        Company and GMAC Commercial  Finance  LLC,  dated
                        March  9,  2005;

              10.2 Pledge and Security Agreement executed by the Company, dated March 9, 2005;

              10.3 Collateral Assignment Agreement executed by the Company, dated March 9, 2005;

              10.4 Guaranty Agreement entered into between IOM Holdings, Inc., and GMAC Commercial Finance LLC dated March 9, 2005;

              10.5 General Security Agreement entered into between IOM Holdings, Inc. and GMAC Commercial Finance LLC, dated March 9, 2005;

              10.6 Intellectual Property Security Agreement and Collateral Assignment entered into between the Company and GMAC Commercial Finance LLC, dated March 9, 2005; and

              10.7 Intellectual Property Security Agreement and Collateral Assignment entered into between IOM Holdings, Inc. and GMAC Commercial Finance LLC, dated March 9, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  14,  2005                           I/OMAGIC  CORPORATION

                                                  By:    /s/  STEVE  GILLINGS
                                                         --------------------
                                                         Steve  Gillings,
                                                         Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT
Number     Description
------     -----------
10.1 Loan and Security Agreement entered into between the Company and GMAC Commercial Finance LLC, dated March 9, 2005;

10.2       Pledge  and  Security  Agreement  executed  by  the Company, dated
           March  9,  2005;

10.3       Collateral  Assignment  Agreement  executed  by  the Company, dated
           March  9,  2005;

10.4 Guaranty Agreement entered into between IOM Holdings, Inc., and GMAC Commercial Finance LLC dated March 9, 2005;

10.5 General Security Agreement entered into between IOM Holdings, Inc. and GMAC Commercial Finance LLC, dated March 9, 2005;

10.6 Intellectual Property Security Agreement and Collateral Assignment entered into between the Company and GMAC Commercial Finance LLC, dated March 9, 2005; and

10.7 Intellectual Property Security Agreement and Collateral Assignment entered into between IOM Holdings, Inc. and GMAC Commercial Finance LLC, dated March 9, 2005.